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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): January 7, 2005 (December 21, 2004)

SigmaTel, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50391	74-2691412
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1601 South MoPac Expressway

Suite 100

Austin, Texas 78746
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:
(512) 381-3700

3815 South Capital of Texas Highway

Building 3, Suite 300

Austin, Texas 78704
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02 Unregistered Sales of Equity Securities

On December 21, 2004, we issued 457,485 shares of our common stock upon the net exercise of warrants with a weighted average exercise price of $3.00 per share. The issuance of these securities were deemed to be exempt from registration under Section 3(a)(9) of the Securities Act as we exchanged outstanding securities with our then security holders without paying any commissions or other remuneration in connection with such exchange, and under Section 4(2) of the Securities Act of 1933 or Regulation D thereunder as a transaction by an issuer not involving a public offering.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2005

SIGMATEL, INC.

By: /S/Ross A. Goolsby

Ross A. Goolsby

Vice President of Finance,

Chief Financial Officer and Secretary